Supplement dated April 19, 1999
to the AMR Class Prospectus dated March 1, 1999

The distributor of the Funds, Brokers Transaction Services, has changed its name to SWS Financial Services.

The following paragraph is hereby added at the end of the Bankers Trust Company description on page 22:

     On March 11, 1999, Bankers Trust Company ("BT") pled guilty to violations of books and records requirements and agreed to pay fines to federal and state
authorities.   These events did not arise out of the investment advisory or mutual fund management activities of BT or its affiliates. Nevertheless, as a result of its plea, absent an order from the Securities and Exchange Commission ("SEC"), BT would not be permitted to continue to provide investment advisory services to the Equity 500 Index Portfolio. The SEC has granted a temporary order to permit BT to provide such services. There is no assurance that the SEC will grant a permanent order.